UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K
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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): May 4, 2005


                            PRIME GROUP REALTY TRUST
             (Exact name of registrant as specified in its charter)



                           MARYLAND 1-13589 36-4173047
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        (State or other jurisdiction of (Commission File (I.R.S. Employer incorporation or organization) Number) Identification No.)


            77 West Wacker Drive, Suite 3900, Chicago, Illinois 60601
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               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (312) 917-1300.


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 240.14d-2(b))

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR% 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

On May 4, 2005, Prime Group Realty Trust (the "Company") issued a Press Release announcing that due to a scheduling conflict, it has moved the date of its Annual Meeting of Shareholders from Friday, June 3, 2005 at 10:00 a.m., local time, to Thursday, June 2, 2005 at 10:00 a.m., local time. The record date remains unchanged at April 20, 2005, and the location of the meeting remains unchanged at 35 West Wacker Drive, 35th Floor, Conference Room A, Chicago, Illinois.

The Company also announced in the Press Release that management will hold a conference call on Tuesday, May 10, 2005 at 9:00 a.m., local time (10:00 a.m.
EDT) to discuss Company results for the first quarter of 2005.

A copy of the Press Release, which is hereby incorporated into this filing in its entirety, is attached to this Form 8-K as Exhibit No. 99.1


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

        (c)  Exhibits:

                 Exhibit
                   No.       Description
                   ---       -----------
                   99.1      Press  Release of Prime  Group  Realty  Trust
                             dated May 4, 2005.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            PRIME GROUP REALTY TRUST


Dated: May 4, 2005                  By:     /s/ Jeffrey A. Patterson
                                            ------------------------------------
                                           Jeffrey A. Patterson
                                           President and Chief Executive Officer

WEDNESDAY, MAY 4, 2005

                       PRIME GROUP REALTY TRUST ANNNOUNCES
                   FIRST QUARTER 2005 EARNINGS CONFERENCE CALL
                        AND CHANGE OF ANNUAL MEETING DATE

Chicago, IL. - Prime Group Realty Trust (NYSE: PGE) (the "Company") announced that due to a scheduling conflict, it has moved the date of its Annual Meeting of Shareholders from Friday, June 3, 2005 at 10:00 a.m., local time, to Thursday, June 2, 2005 at 10:00 a.m., local time. The record date remains unchanged at April 20, 2005, and the location of the meeting remains unchanged at 35 West Wacker Drive, 35th Floor, Conference Room A, Chicago, Illinois.

The Company also announced that management will hold a conference call on Tuesday, May 10, 2005 at 9:00 a.m., local time (10:00 a.m. EDT) to discuss Company results for the first quarter of 2005. Investors and interested parties may listen to the call via a live webcast accessible on the Company's web site at www.pgrt.com. To listen, please register and download audio software on the site at least fifteen minutes prior to the start of the call. The webcast will be archived on the site until May 17, 2005.

To participate via teleconference, please call 877-294-9745 at least five minutes prior to the beginning of the call. If you are calling from outside North America, please call 706-679-7562. A replay of the call will be available through May 17, 2005 by calling 800-642-1687 and referencing Passcode 5959397. If calling outside of North America, please call 706-645-9291.

About PGE

Prime Group Realty Trust is a fully-integrated, self-administered, and self-managed real estate investment trust (REIT) that owns, manages, leases, develops, and redevelops office and industrial real estate, primarily in metropolitan Chicago. PGE owns 11 office properties containing an aggregate of
4.6 million net rentable square feet, one industrial property comprised of approximately 120,000 square feet, three joint venture interests in office properties totaling 2.8 million net rentable square feet, and approximately 6.3 acres of land suitable for new construction. To learn more, visit PGE's website at www.pgrt.com.

This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect management's current views with respect to future events and financial performance. The words "believes", "expects", "anticipates", "estimates", and similar words or expressions are generally intended to identify forward-looking statements. Actual results may differ materially from those expected because of various risks and uncertainties, including, but not limited to, changes in general economic conditions, adverse changes in real estate markets as well as other risks and uncertainties included from time to time in the Company's filings with the Securities and Exchange Commission.

CONTACT:

Prime Group Realty Trust

Jeffrey A. Patterson
President and Chief Executive Officer
(312) 917-1300


Richard M. FitzPatrick
Executive Vice President and
Chief Financial Officer
(312) 917-1300